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                                                                    EXHIBIT 23.2

                       Consent of Independent Accountants
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Post-Effective Amendment No. 2 to Form SB-2 on Form S-3 of our report dated January 4, 1995 appearing on page F-2 of Polyphase Corporation's Annual report on Form 10-KSB for the year ended September 30, 1994. We also consent to the reference to us under the heading "Experts" in such prospectus.



PRICE WATERHOUSE LLP

Dallas, Texas

September 25, 1995